Exhibit 10.29

PLASTIQ INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”), is made as of November 10, 2022, by and among Plastiq Inc., a Delaware corporation (the “Company”), and the Persons (each a “Purchaser” and together the “Purchasers”) listed on Exhibit A attached to this Agreement (the “Schedule of Purchasers”).

The parties agree as follows:

1.       Issuance of Notes.

1.1    Sale and Issuance of Convertible Promissory Notes. Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase at a Closing (as defined below) and the Company agrees to sell and issue to each Purchaser at the applicable Closing a Convertible Promissory Note, in substantially the form attached as Exhibit B (each, a “Note”), in the principal amount set forth opposite the respective Purchasers’ name on the Schedule of Purchasers.

1.2    Closings; Delivery.

(a)    The initial sale, purchase, and issuance of the Notes shall take place remotely via the exchange of documents and signatures on the date hereof (which time and place are designated as the “Initial Closing”). Notes with aggregate principal totalling at least $8,000,000 shall be sold and issued by the Company at the Initial Closing.

(b)    Subject to the terms and conditions of this Agreement, the Company may sell and issue Notes in the aggregate principal amount of up to $15,000,000, less the aggregate principal amount of the Notes sold at the Initial Closing, at one or more subsequent Closings (each, an “Additional Closing” and together with the Initial Closing, the “Closings”) on or before the ninety (90) day anniversary of the Initial Closing to such Persons as may be approved by the Company in its discretion (each, an “Additional Purchaser”). Any sale and issuance of Notes in an Additional Closing shall be made upon the same terms and conditions in this Agreement. If there is an Additional Closing, each Additional Purchaser shall become a party to this Agreement, without the need for an amendment to any of this Agreement, except to add such Additional Purchaser’s name and, if applicable, the date of such Additional Closing, to the Schedule of Purchasers, and such Additional Purchaser shall have the rights and obligations hereunder as a Purchaser, in each case as of the date of the applicable Additional Closing. Promptly after each Additional Closing, the Schedule of Purchasers will be amended and updated to reflect the Additional Purchasers purchasing Notes issued to such Additional Purchasers. The Company will make available to each Purchaser copies of such amendments and updates to the Schedule of Purchasers.

(c)    At the applicable Closing, the Company shall execute and deliver each Transaction Agreement and shall deliver to each Purchaser a Note in the principal amount set forth opposite the respective Purchasers’ name on the Schedule of Purchasers. Each Purchaser, at the applicable Closing, shall deliver the principal purchase amount of their respective Note in cash to the Company pursuant to the Company’s instructions and shall execute and deliver each of the Transaction Agreements.

1.3    Use of Proceeds. The Company will use the proceeds from the sale of the Notes for general corporate purposes.

1.4    Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a)    “BT Subordination Agreement” means the Subordination Agreement, by and between the Company, Blue Torch Capital (“BT”), and the Purchasers, to be dated as of the date of the closing of the credit facility with BT (the “BT Facility”), in the form attached hereto as Exhibit C.

(b)    “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated by the Internal Revenue Service thereunder.

(c)    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(d)     “Requisite Holders” means the Purchasers (or their respective permitted transferees) holding a majority of the outstanding principal amount of the Notes.

(e)    “Securities” means the Notes and the securities issuable upon conversion or exchange of the Note (and any securities issuable upon conversion or exchange of such securities).

(f)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(g)    “Stockholder Agreements” means (i) the Company’s Seventh Amended and Restated Investors’ Rights Agreement, dated November 12, 2021, by and among the Company and the Investors (as defined therein), as amended and/or restated from time to time; (ii) the Company’s Seventh Amended and Restated Voting Agreement, dated November 12, 2021, by and among the Company and the Stockholders (as defined therein), as amended and/or restated from time to time (the “Voting Agreement”); and (iii) the Company’s Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, dated November 12, 2021, by and among the Company, the Investors (as defined therein), and the Key Holders (as defined therein), as amended and/or restated from time to time (the “Co-Sale Agreement”).

(h)    “SVB Subordination Agreement” means the Subordination Agreement, by and between the Company, Silicon Valley Bank (“SVB”), and the Purchasers, dated as of the date hereof.

(i)     “Transaction Agreements” means this Agreement, the Notes, and the SVB Subordination Agreement.

2.       Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as of the Initial Closing that:

2.1    Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2    Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Notes, the performance of all obligations of the Company hereunder and thereunder at the Closing and the sale, issuance and delivery of the Notes (including the Conversion Shares) has been taken. The Agreement and the Notes, when executed and delivered, will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights, (b) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) applicable usury laws.

2.3    Valid Issuance. The Notes, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements and the Stockholder Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 and subject to security law filings, the Notes will be issued in compliance with all applicable securities laws.

2.4    Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.5    Compliance with Laws. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, the violation of which would have a Material Adverse Effect.

2.6    Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the other Transaction Agreements, and the consummation of the transactions contemplated by this Agreement and the other Transaction Agreements will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

2.7    Disclosure. The Company has made available to each Purchaser all the information reasonably available to the Company that such Purchasers have requested in writing for deciding whether to acquire the Notes. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made. It is understood that this representation is qualified by the fact that the Company has not delivered to the Purchasers, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.

3.    Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company, severally and not jointly, that:

3.1    Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements to which it is a party. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Rights Agreement or the Indemnification Agreement (as applicable) may be limited by applicable federal or state securities laws.

3.2    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

3.3    No Covered Person Disqualification. If a Purchaser is a Covered Person, such Purchaser represents and warrants that it is not subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act.

3.4    Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

3.5    Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.6    No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.7    Legends. The Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

(a)    “THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(b)    Any legend set forth in, or required by, the other Transaction Agreements or the Stockholder Agreements.

(c)    Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

3.8    Accredited Investor. The Purchaser is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

3.9    No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

3.10    Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. The Purchaser agrees that neither any Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3.11    Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on the Schedule of Purchasers; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on the Schedule of Purchasers.

3.12    Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.13    Subordination. Each Purchaser hereby acknowledges that the Obligations evidenced by each Note issued hereunder are expressly subordinated in right of payment to the prior payment in full of all of the Senior Indebtedness, and any Liens on property of the Company in favor of any Purchaser are expressly subordinated in priority to any Liens on the Company’s property in favor of any holder of Senior Indebtedness. By executing this Agreement, each Purchaser agrees to execute and deliver customary forms of subordination agreement requested from time to time by holders of Senior Indebtedness (in addition to the SVB Subordination Agreement and the BT Subordination Agreement) as a condition to each Purchaser’s receipt of rights hereunder or under any Note. Capitalized terms used in this Section 3.13 that are not defined elsewhere in this Agreement shall have the meanings assigned to them in the Note.

4.    Purchasers’ Closing Conditions. The obligations of each Purchaser to purchase Notes at a Closing are subject to the fulfilment, on or before such Closing, of each of the following conditions:

4.1    Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Initial Closing.

4.2    Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Initial Closing.

4.3    Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Initial Closing.

4.4    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

4.5    SVB Subordination Agreement. The Company, SVB, and each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), shall have executed and delivered the SVB Subordination Agreement.

5.    Company’s Closing Conditions. The obligations of the Company to sell and issue Notes to the Purchasers at a Closing are subject to the fulfilment, on or before the applicable Closing, of each of the following conditions, unless otherwise waived:

5.1    Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all respects as of the applicable Closing.

5.2    Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the applicable Closing.

5.3    Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement (including the Antitrust Condition) shall be obtained and effective as of the applicable Closing.

5.4    SVB Subordination Agreement. SVB and each Purchaser shall have executed and delivered the SVB Subordination Agreement.

6.    Miscellaneous.

6.1    Stockholders Agreement. Each Purchaser hereby agrees that, upon the conversion of each Note into capital stock of the Company in accordance with the terms thereof, such Purchaser shall become a party to each Stockholder Agreement by executing and delivering to the Company an additional counterpart signature page thereto.

6.2    BT Subordination Agreement. Each Purchaser hereby agrees that, upon the closing of the BT Facility, such Purchaser shall execute the BT Subordination Agreement.

6.3    Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings, and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

6.4    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.5    Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles.

6.6    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.7    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.8    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or the Schedule of Purchasers, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Section 6.8.

6.9    No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.10    Fees and Expenses. The Company and the Purchasers shall each bear their respective expenses and legal fees incurred in connection with the negotiation and consummation of this Agreement; provided, that, at the Initial Closing, the Company shall pay the reasonable fees and expenses of Morse Barnes Brown Pendleton PC, counsel for the Purchasers, in an amount not to exceed an aggregate of $50,000.

6.11    Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Requisite Holders. Any amendment or waiver effected in accordance with this Section 6.11 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

6.12    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.13    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.14    Entire Agreement. This Agreement (including the exhibits hereto) and the Notes constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly cancelled.

6.15    Further Assurances. Each party agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership, or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

6.16    Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL,

UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

6.17    Waiver of Conflicts. Each party to this Agreement acknowledges that Latham & Watkins LLP, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Latham & Watkins LLP’s representation of certain of the Purchasers in such unrelated matters and to Latham & Watkins LLP’s representation of the Company in connection with this Agreement and the transactions contemplated by this Agreement.

6.18    Dispute Resolution. The parties (a) irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) waive, and agree not to assert, by way of motion, as a defence, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.

6.19    WAIVER OF JURY TRIAL. EACH PARTY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.18    No Commitment for Additional Financing. The Company acknowledges and agrees that no Purchaser has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Notes as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Purchaser or its representatives, and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. Each Purchaser shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

COMPANY:

PLASTIQ INC.

By:	/s/ Eliot Buchanan
Name: Eliot Buchanan
Title: Chief Executive Officer

Email:

Address:

A copy (which shall not constitute notice) shall also be sent to:

Latham & Watkins LLP 140 Scott Drive
Menlo Park, California 94025
Attention: Benjamin A. Potter
[***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

KPCB Holdings, Inc., as nominee

By:	/s/ Sue Biglieri
Name: Sue Biglieri
Title: Chief Financial Officer

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

ELIOT BUCHANAN

By:	/s/ Eliot Buchanan

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

B CAPITAL FUND II, L.P.

By:	/s/ Sami Ahmad
Name: Sami Ahmad
Title: Authorized Signatory

By:	/s/ Rajarshi Ganguly
Name: Rajarshi Ganguly
Title: Authorized Signatory

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

TTBSP, L.P. – OPPORTUNITY SERIES

By:	Top Tier Feeder Management, LLC
Its:	General Partner

By:	Top Tier Capital Partners, LLC
Its:	Manager

By:	/s/ Garth A.L. Timoll Sr.
Name: Garth A.L. Timoll Sr.
Title: Authorized Signatory

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

ACCOMPLICE FOUNDER FUND, L.P.

By:	/s/ Frank Castellucci
Name: Frank Castellucci
Title: General Counsel and Secretary

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

ACCOMPLICE FUND IV, L.P.

By:	/s/ Frank Castellucci
Name: Frank Castellucci
Title: General Counsel and Secretary

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

By:	/s/ Henry Nelson Massey
Name: Henry Nelson Massey

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

PENWOOD CAPITAL MANAGEMENT PARTNERS, LLC

By:	/s/ Joseph Brown, Jr.
Name: Joseph Brown, Jr.
Title: Managing Member

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

/s/ Matthew Luisi
Name: Matthew Luisi

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

OWENS TRUST DTD FEB 24, 1993 WILLIAM C. OWENS TTEE

By:	/s/ William C. Owens
Name: William C. Owens
Title: Trustee

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

THE BRAD LENHART REVOCABLE TRUST

By:	/s/ Brad Lenhart
Name: Brad Lenhart
Title: Trustee

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

DENALI GLOBAL MACRO FUND LLC

By:	/s/ Scott Ramsey
Name: Scott Ramsey
Title: Chief Executive Officer

Notice Address:

[***]

Email: [***]

(Signature Page to Note Purchase Agreement)

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first written above.

PURCHASER:

JEFF KONG

By:	/s/ Jeff Kong

Notice Address:

[***]

Email: [***]